Exhibit 10.8
NOTE EXCHANGE AGREEMENT
     This NOTE EXCHANGE AGREEMENT (this “Agreement”), is made and entered into as of October 6, 2009 by and among Viasystems Group, Inc., a Delaware corporation (“Group”), Maple Acquisition Corp., an Oregon corporation (the “Company”), and the entities listed on Schedule I attached hereto (each a “Noteholder” and collectively the “Noteholders”).
RECITALS
     WHEREAS, the Noteholders hold, in the aggregate, $68,590,000 principal amount of the 4% Convertible Senior Subordinated Notes due 2013 (the “Notes”) of Merix Corporation, an Oregon corporation (“Merix”), issued pursuant to the Indenture dated as of May 16, 2006 (the “Indenture”) between Merix and U.S. Bank National Association, as Trustee (the “Trustee”);
     WHEREAS, concurrently with the execution of this Agreement, Group, the Company and Merix are entering into that certain Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), pursuant to which the Company will be merged with and into Merix, with Merix being the surviving corporation (the “Merger”); and
     WHEREAS, immediately prior to, and conditioned upon, the consummation of the Merger and subject to the terms and conditions set forth herein, each of the Noteholders desires to transfer to the Company, and the Company desires to acquire, the Notes held by such Noteholder in exchange for, in respect of each $1,000 of principal amount of Notes exchanged pursuant to this Agreement, either (a) (i) 29.158 shares of common stock, par value $0.01 per share, of Group (the “Common Stock”) and (ii) $416.82 in cash (the “Stock/Cash Exchange”) or (b) $722.99 in cash (the “Cash Exchange” and together with the Stock/Cash Exchange, the “Exchange”).
AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Exchange. Subject to the terms and conditions set forth in this Agreement, at Closing, each Noteholder will assign, transfer and deliver all its right, title and interest in and to the Notes held by such Noteholder as set forth opposite the name of such Noteholder on Schedule I hereto (the “Exchange Notes”) to the Company free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever (collectively, “Liens”), against (a) in the case of the Stock/Cash Exchange, issuance and delivery to such Noteholder of the shares of Common Stock (the “Acquired Shares”) and payment of the cash consideration (the “Partial Cash Consideration”) set forth opposite the name of such Noteholder on Schedule I hereto (the “Stock/Cash Electing Noteholder”) and (b) in the case of the Cash Exchange, payment of the cash consideration (the “Full Cash Consideration”) set forth opposite the name of such Noteholder on Schedule I hereto (the “Cash Electing Noteholder”), in each case, in accordance with Section 2 hereof.

     2. Issuance of Acquired Shares and Payment of Cash Consideration. Subject to the terms and conditions set forth in this Agreement, (a) in the case of the Stock/Cash Exchange, Group will issue, on behalf of the Company, the Acquired Shares to the Stock/Cash Electing Noteholders and the Company will deliver the certificates representing such Acquired Shares and pay the Partial Cash Consideration to the Stock/Cash Electing Noteholders against transfer and delivery of the Exchange Notes in accordance with Section 1 hereof and (b) in the case of the Cash Exchange, the Company will pay the Full Cash Consideration to the Cash Electing Noteholders against transfer and delivery of the Exchange Notes in accordance with Section 1 hereof. Each Stock/Cash Electing Noteholder hereby acknowledges and agrees that receipt of the Acquired Shares and Partial Cash Consideration shall constitute complete satisfaction of all obligations or any other sums due to such Noteholder with respect to the applicable Exchange Notes from Group, the Company, Merix or otherwise. Each Cash Electing Noteholder participating in the Cash Exchange hereby acknowledges and agrees that receipt of the Full Cash Consideration shall constitute complete satisfaction of all obligations or any other sums due to such Noteholder with respect to the applicable Exchange Notes from Group, the Company, Merix or otherwise.
     3. Closing. The closing of the exchange (the “Closing”) shall take place at the offices of Weil, Gotshal & Manges LLP, 200 Crescent Court, Suite 300, Dallas, Texas 75201 (or at such other place upon which the parties hereto may mutually agree), immediately prior to, and conditioned upon, the consummation of the Merger.
          a. Company Deliveries. On or prior to the Closing, the Company shall deliver to each Stock/Cash Electing Noteholder’s custodian, which custodian shall be designated in writing by each Stock/Cash Electing Noteholder not less than five (5) business days prior to the Closing, one or more stock certificates representing the applicable Acquired Shares registered in the name of such Stock/Cash Electing Noteholder (or such other name as any Noteholder may reasonably request), which certificates shall be held in escrow by such custodians until the Company releases such certificates upon the Closing. At the Closing, the Company shall pay (i) to each Stock/Cash Electing Noteholder in cash by wire transfer in immediately available funds an amount equal to the applicable Partial Cash Consideration and (ii) to each Cash Electing Noteholder in cash by wire transfer in immediately available funds an amount equal to the applicable Full Cash Consideration.
          b. Noteholder Deliveries. At the Closing, each Noteholder shall effect by book entry, in accordance with the applicable procedures of the Depository Trust Company, the delivery to the Company (or its transfer agent or designee) of the Exchange Notes owned by such Noteholder and all other documents and instruments reasonably requested by the Company to effect the transfer of the Exchange Notes to the Company.
     4. Representations and Warranties of the Noteholders. Each Noteholder, severally, but not jointly, represents and warrants to the Company and Group as follows:
          a. Title to Notes. Such Noteholder is the beneficial owner of the Exchange Notes set forth opposite such Noteholder’s name on Schedule I hereto, and such Exchange Notes held by such Noteholder are free and clear of all Liens. Other than this Agreement, such Noteholder is not party to any other agreement, commitment or understanding relating to the

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sale, delivery, repurchase or transfer of the Exchange Notes. Such Noteholder has not, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of the Exchange Notes or its rights in such Exchange Notes or (ii) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to such Exchange Notes. The Exchange Notes set forth opposite such Noteholder’s name on Schedule I hereto represent all of the Exchange Notes owned, directly or indirectly, by such Noteholder.
          b. Existence; Authority; Binding Effect. Such Noteholder is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Noteholder has full legal capacity, power and authority to execute and deliver this Agreement and any other agreements or instruments executed by it in connection herewith and to consummate the transactions contemplated herein or therein. This Agreement is, and the other agreements and instruments executed by such Noteholder in connection herewith will each be, a valid and binding obligation of such Noteholder enforceable in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).
          c. No Violation. Neither the execution and delivery of this Agreement by such Noteholder, nor the exchange of the Exchange Notes owned by such Noteholder pursuant to this Agreement, will (i) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, lease or other instrument or obligation to which such Noteholder is a party, or (ii) violate any law, order, writ, injunction or decree applicable to such Noteholder or any of such Noteholder’s assets, except in the case of clause (i) for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained and are in full force and effect, and except in the case of clauses (i) and (ii), for any such defaults (or rights of termination, cancellation or acceleration) or violations that are not reasonably expected to prevent or delay the consummation of any of the transactions contemplated by this Agreement.
          d. Transfer Restrictions. The Acquired Shares to be issued are intended to be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Such Stock/Cash Electing Noteholder acknowledges that the Acquired Shares are restricted securities and may only be disposed of in compliance with state and federal securities laws, and that in connection with any transfer of Acquired Shares other than pursuant to an effective registration statement, Group may require the transferor thereof to provide to Group documents or other support, including, but not limited to, certain representations by the Noteholder, reasonably requested by Group. Such Stock/Cash Electing Noteholder acknowledges and agrees that the Acquired Shares will contain a legend indicating that the Acquired Shares have not been registered with the U.S. Securities and Exchange Commission (the “Commission”) or the securities commission of any state in reliance upon an exemption from registration under the Securities Act, and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws.

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          e. Ability to Bear Risk and Sophistication. Such Noteholder understands that the Exchange involves substantial risk. Such Noteholder has such knowledge and experience in financial and business matters and/or a relationship with the Company and Group as to be capable of evaluating the merits and risks of its participation in the Exchange. Such Noteholder may be required to bear the economic risk of this investment indefinitely and has independently concluded that it is financially able to bear those risks indefinitely.
          f. Qualified Institutional Buyer; Accredited Investor. Except as to the Noteholders that are identified as a “Non-Qualified Institutional Buyer” on its respective signature page or related Schedule II to this Agreement, which such Noteholder is an “accredited investor” for purposes of Rule 501(a) of Regulation D under the Securities Act, each Noteholder is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act (a “Qualified Institutional Buyer”).
          g. Investment Intent. Such Stock/Cash Electing Noteholder is acquiring the Acquired Shares under this Agreement for its own account, for passive investment purposes only, not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act and the rules and regulations of the Commission promulgated thereunder.
          h. No Brokers or Finders. Such Noteholder has not incurred or become liable for any broker’s commission or finder’s fee relating to the transactions contemplated by this Agreement.
          i. Advice. Each Noteholder acknowledges, agrees, represents and warrants that it has completed its own independent inquiry and has relied fully upon the advice of its own legal counsel, accountant, financial and other advisors in determining the legal, tax, financial and other consequences of this Agreement and the transactions contemplated hereby and the suitability of this Agreement and the transactions contemplated hereby for such Noteholder and its particular circumstances. Each Noteholder further acknowledges and agrees that (i) Group, the Company and Merix intend to treat the Merger as a “reorganization” (within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended) for federal income tax purposes and the Exchange as an exchange of “securities” for cash and stock as a part of that “reorganization,” (ii) such treatment will, if sustained, result in a deferral of any taxable loss that would otherwise be allowable to the Noteholder if the Merger did not constitute a “reorganization,” and (iii) Noteholder shall take no action or tax reporting position inconsistent with the treatment of the Merger and Exchange as part of a “reorganization.”
     5. Representations and Warranties of the Viasystems Parties. Group and the Company (each a “Viasystems Party” and collectively the “Viasystems Parties”) jointly and severally represent and warrant to the Noteholders as follows:
          a. Existence; Authority; Binding Effect. Each Viasystems Party is (i) duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction or organization and has full power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (ii) duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such

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qualification or licensing necessary, except for any such failures to be so qualified or licensed and in good standing as that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect (as defined below) on such Viasystems Party. Group owns, beneficially and of record, directly or indirectly all of the outstanding capital stock of its subsidiaries, including, without limitation, Viasystems, Inc. (“Viasystems”). Each Viasystems Party has full legal capacity, power and authority to execute and deliver this Agreement and any other agreements or instruments executed by it in connection herewith and to consummate the transactions contemplated herein or therein. This Agreement and the other agreements and instruments executed by such Viasystems Party in connection herewith will each be a valid and binding obligation of such Viasystems Party enforceable in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).
          b. No Violation. Except as disclosed in the Merger Agreement, the execution, delivery and performance of this Agreement and any other agreements or instruments executed by the Viasystems Parties in connection with this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under or give rise to a right of termination, cancellation, modification or acceleration of any obligation or to a loss of a benefit under, or result in the creation of any lien upon any of the properties or assets of the Viasystems Parties or any of their subsidiaries under (i) the certificate of incorporation, bylaws or other organizational documents of the Viasystems Parties or any of their subsidiaries (as such documents may be amended prior to the closing of the Merger in accordance with the terms of the Merger Agreement); (ii) any law, order, writ, injunction or decree applicable to the Viasystems Parties or any of their subsidiaries or by which any property or asset of the Viasystems Parties or any of their subsidiaries is bound or affected; or (iii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which the Viasystems Parties or any of their subsidiaries is a party or by which the Viasystems Parties or any of their subsidiaries or any property or asset of the Viasystems Parties or any of their subsidiaries is bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults, events, losses, payments, cancellations, encumbrances, or other occurrences that are not, individually or in the aggregate, reasonably expected to (A) have a material adverse effect on the assets, liabilities, condition (financial or otherwise), business or results of operations of such Viasystems Party and its subsidiaries taken as a whole, or (B) prevent or materially delay the consummation of any of the transactions contemplated by this Agreement (collectively, a “Material Adverse Effect”).
          c. No Conflict. Neither the Viasystems Parties nor any of their subsidiaries are in conflict with, or in default or violation of, any law, order, or agreement applicable to them or by which any property or asset of the Viasystems Parties or their subsidiaries are bound or affected, except for such conflicts, defaults, or violations that are not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.

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          d. Capitalization.
          (i) As of the time of the Closing, the authorized capital stock of Group will consist of 100,000,000 shares of Common Stock and 25,000,000 shares of preferred stock, par value $0.01 per share. As of the time of the Closing, after giving effect to the consummation of the Exchange, the Merger and assuming that there were no fractional shares cashed out pursuant to the Merger Agreement or the Recapitalization Agreement, (A) 20,000,000 shares of Common Stock will be issued and outstanding and (B) no shares of preferred stock of Group will be issued and outstanding. As of the Closing, all outstanding shares of Common Stock will have been duly authorized and validly issued and will be fully paid and nonassessable and will have been issued in compliance with all applicable preemptive, participation, rights of first refusal and other similar rights.
          (ii) Except as disclosed in the Merger Agreement, there are (A) no securities, options, warrants, calls, pre-emptive exchange, conversion, purchase or subscription rights, or other rights, agreements, arrangements or commitments of any kind, contingent or otherwise, that could require Group to issue, sell or otherwise cause to become outstanding, any shares of capital stock or other equity or debt interest in Group or require Group to grant or enter into any such option, warrant, call, subscription, conversion, purchase or other right, agreement, arrangement or commitment, and no authorization has been given therefor, and (B) no commitments or agreements of any kind to which Group or any subsidiary is bound obligating Group to either (i) repurchase, redeem or otherwise acquire any shares of the Group’s capital stock or (ii) accelerate the vesting or exercisability of any instrument referred to in clause (A) of this paragraph as a result of this Agreement, either alone or upon the occurrence of any additional subsequent events.
          (iii) Except as disclosed in the Merger Agreement, there are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect regarding the governance, the voting or transfer of any shares of capital stock or any other equity interests in, or any rights or obligations of any equity holders of, Group.
          e. Issuance of the Acquired Shares. Upon transfer of the Exchange Notes as contemplated hereunder, the Acquired Shares will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable federal and state securities laws and under Section 6(b) hereof or any Liens created or imposed by the Noteholder.
          f. Offering. Subject to the accuracy of the Noteholders’ representations and warranties in Section 4 hereof, the offer, exchange and issuance of the Acquired Shares constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and will be issued in compliance with all applicable federal and state securities laws.
          g. No Solicitation. No form of general solicitation or advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by such Viasystems Party or any of its representatives in connection with the offer or sale of any of the Acquired Shares, including, without limitation, articles, notices or other communications published in any

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newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
          h. Litigation. Except as disclosed in the Merger Agreement, there is no material action, suit, claim, inquiry, investigation, audit or proceeding by or before any governmental authority, or any arbitration, mediation or other similar proceeding (each, an “Action”) or, to the knowledge of the Viasystems Parties, threatened or pending against the Viasystems Parties and their subsidiaries, or any material property or asset of the Viasystems Parties and any of their subsidiaries, taken as a whole, nor to the knowledge of the Viasystems Parties is there any event, circumstance or fact existing or that has occurred that would reasonably be expected to result in an Action against the Viasystems Parties or their subsidiaries. As of the date hereof, there is no Action pending, or to the knowledge of the Viasystems Parties, threatened that seeks to prevent, hinder, modify, delay or challenge the transactions contemplated hereby or any action taken or to be taken pursuant thereto. As of the Closing Date, no law, injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any governmental authority shall be in effect enjoining, restraining, preventing or prohibiting consummation of the Merger or the transactions contemplated by this Agreement or making the consummation of the Merger illegal.
          i. Stockholder Lock-Up. Pursuant to that certain Recapitalization Agreement, entered into on the date hereof, certain stockholders of Group holding a majority of the shares of capital stock of Group have agreed that they will, in accordance with the terms of the Recapitalization Agreement, enter into a stockholder agreement substantially in the form attached as Exhibit C to the Merger Agreement (the “Stockholder Agreement”), pursuant to which such stockholders will not, subject to certain exclusions substantially similar to the exclusions set forth in Section 6(b) hereof, transfer any shares of capital stock of Group acquired, directly or indirectly, in connection with the transactions contemplated by the Merger (the “Stockholder Lock-Up Shares”) during the period commencing on the day of the closing of the Merger and ending one hundred eighty (180) days after the closing of the Merger (the “Stockholder Lock-Up Restriction”).
          j. SEC Documents. Viasystems has filed and furnished all required reports, schedules, forms, certifications, prospectuses, and registration, and other statements with the SEC since January 1, 2006 (collectively and together with all documents filed on a voluntary basis on Form 8-K, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “Viasystems SEC Documents”). Other than Viasystems, as required pursuant to that certain Indenture, dated as of December 17, 2003, among Group, the guarantors party thereto, and The Bank of New York, as Trustee, as amended and supplemented, neither Group nor any of its subsidiaries is required to file periodic reports with the Commission pursuant to the Exchange Act. As of their respective effective dates (in the case of Viasystems SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective Commission filing dates (in the case of all other Viasystems SEC Documents), the Viasystems SEC Documents complied in all material respects with the requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act of 2002, as the case may be, applicable to such Viasystems SEC Documents, and none of the Viasystems SEC Documents as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order

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to make the statements therein, in light of the circumstances under which they were made, not misleading.
          k. Undisclosed Liabilities. Neither Group nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise, whether known or unknown) whether or not required, if known, to be reflected or reserved against on a consolidated balance sheet of Group prepared in accordance with GAAP or the notes thereto, except liabilities (i) as and to the extent reflected or reserved against on the audited balance sheet of Group and its subsidiaries as of December 31, 2008 (the “Group Balance Sheet Date”) (including the notes and schedules thereto) or (ii) incurred after the Group Balance Sheet Date in the ordinary course of business consistent with past practice that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.
     6. Covenants.
          a. Restrictions on Transfer. From the date hereof until any termination of this Agreement in accordance with its terms, each Noteholder agrees that it shall not directly or indirectly (i) sell, transfer (including by operation of law), give, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of, any Exchange Notes (or any right, title or interest thereto or therein) or (ii) agree (whether or not in writing) to take any of the actions referred to in the foregoing clause (i) of this Section 6(a), unless (A) the assignee agrees to assume all obligations of the Noteholder hereunder with respect to the transferred Exchange Notes, (B) the assignee is a Qualified Institutional Buyer and (C) the Noteholder promptly notifies the Company and Group of such transfer and provides written confirmation by the assignee of the matters specified in clauses (A) and (B) of this Section 6(a).
          b. Lock-Up. Each Stock/Cash Electing Noteholder agrees that it will not, with respect to one-third (1/3) of its Acquired Shares (the “75 Day Lock-Up Shares”), during the period commencing on the day of the Closing and ending seventy-five (75) days after the day of the Closing, and with respect to another one-third (1/3) of its Acquired Shares (the “150 Day Lock-Up Shares” and together with the 75 Day Lock-Up Shares, the “Lock-Up Shares”), during the period commencing on the day of the Closing and ending one hundred fifty (150) days after the day of the Closing (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, its Lock-Up Shares, including, without limitation, pursuant to the registration statement referenced in Section 6(c) hereof, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of the Lock-Up Shares or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) transactions relating to shares of Common Stock or other securities acquired after the closing of the Merger, (B) transfers of the Lock-Up Shares or any security convertible into the Lock-Up Shares as a bona fide gift or gifts, (C) transfers of the Lock-Up Shares or any security convertible into the Lock-Up Shares to affiliates, (D) distributions of the Lock-Up Shares or any security convertible into the Lock-Up Shares to direct or indirect limited partners, stockholders or members of the

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undersigned and (E) dispositions that may be effected in a tender offer or exchange offer made to all holders of the Common Stock or in connection with a merger, consolidation, recapitalization, redemption or other reclassification involving the Company’s securities; provided that in the case of any transfer or distribution pursuant to clause (B), (C) or (D), each donee, transferee or distributee shall execute and deliver to Group a letter whereby such donee, transferee or distributee agrees to be bound by the same restrictions on such Noteholder as set forth in this Section 6(b). For the avoidance of doubt, such transfer or distribution shall not require the consent of Group or any of its affiliates. Such Stock/Cash Electing Noteholder agrees and consents to the entry of stop transfer instructions with Group’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Shares except in compliance with the foregoing restrictions. Notwithstanding anything in this Section 6(b) to the contrary, (i) if, beginning on the forty-fifth (45th) day after the Closing Date, the daily trading volume of the Common Stock on the NASDAQ Global Market or another national securities exchange on which the Common Stock is then listed or admitted to trading exceeds 3% of the total shares of Common Stock outstanding for eight (8) consecutive Trading Days or (ii) if the Stockholder Agreement is terminated or the provisions therein amended in such a manner that the Stockholder Lock-Up Shares are no longer subject to the Stockholder Lock-Up Restriction, then this Section 6(b) shall be inapplicable.
          c. Registration Rights. Group agrees to file, to use its commercially reasonable effort to have declared effective and to maintain a “resale” registration statement for the benefit of the holders of the Acquired Shares pursuant to Annex A hereto, which is incorporated herein by reference. The parties hereto agree that they will be bound by such registration rights provisions.
          d. Press Release. The Company and the Noteholders agree that the Company shall issue a press release announcing the Exchange prior to the opening of the financial markets in New York City no later than the business day immediately after the date hereof; provided that such press release does not identify the Noteholders.
     7. Conditions to Closing.
          a. The obligation of each of the Noteholders to deliver the Exchange Notes and consummate the transactions contemplated herein shall be subject to the satisfaction (or waiver by such Noteholders) of each of the following conditions:
          (i) the representations and warranties of the Viasystems Parties contained in Section 5 hereof that are qualified as to materiality or Material Adverse Effect shall be true and correct in all respects on and as of the date hereof and the date of Closing, with the same force and effect as though made on and as of such date, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be true and correct as of such specified date, and the representations and warranties that are not so qualified shall be true and correct in all material respects on and as of the date hereof and the date of Closing, with the same force and effect as though made on and as of such date, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be true and correct in all material respects as of such specified

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date, and each Viasystems Party shall have performed or complied with, in all material respects, its covenants required to be performed or complied with under this Agreement;
          (ii) all conditions precedent to the Merger shall have been satisfied or waived and all deliveries and actions to occur in connection with the consummation of the Merger pursuant to the Merger Agreement shall have been completed, with the exception of the filing of the articles of merger with the Oregon Secretary of State, which shall occur immediately following the Closing hereunder; and
          (iii) since the date of this Agreement, there shall not have been any state of facts, event, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.
          b. The obligation of the Viasystems Parties, as applicable, to issue the Acquired Shares and pay the Partial Cash Consideration to the Stock/Cash Electing Noteholders, pay the Full Cash Consideration to the Cash Electing Noteholders and consummate the transactions contemplated herein shall be subject to the satisfaction (or waiver by the Viasystems Parties) of each of the following conditions:
          (i) the representations and warranties of the Noteholders contained in Section 4 shall be true and correct in all material respects on and as of the date hereof and the date of Closing, with the same force and effect as though made on and as of such date, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be true and correct as of such specified date, and the Noteholders shall have performed or complied with, in all material respects, their covenants required to be performed or complied with under this Agreement; and
          (ii) all conditions precedent to the Merger shall have been satisfied or waived and all deliveries and actions to occur in connection with the consummation of the Merger pursuant to the Merger Agreement shall have been completed, with the exception of the filing of the articles of merger with the Oregon Secretary of State, which shall occur immediately following the Closing hereunder.
     8. Termination.
          a. This Agreement and the rights and obligations of the parties hereto shall automatically terminate and be of no further force and effect upon the termination of the Merger Agreement in accordance with its terms without any action by the parties hereto.
          b. This Agreement may be terminated by either the Viasystems Parties or any Noteholder if the Closing has not occurred on or before April 30, 2010; provided, however, that the terminating party is not in breach of its obligations hereunder in any material respect.
          c. This Agreement may be terminated by the Viasystems Parties if any condition to the Viasystems Parties’ obligations hereunder becomes incapable of fulfillment.

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          d. This Agreement may be terminated by the Noteholders holding a majority in interest of the Notes if any condition to the Noteholders’ obligations hereunder becomes incapable of fulfillment.
     9. Miscellaneous.
          a. Amendments and Waivers. Amendments or modifications to this Agreement may only be made, and compliance with any term, covenant, agreement, condition or provision set forth herein may only be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon the written consent of each party hereto.
          b. Notices. All notices, requests, consents, reports and demands shall be in writing, shall be deemed effectively given upon receipt and shall be hand delivered, sent by facsimile or other electronic transmission (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or mailed, postage prepaid, to the Noteholders at the applicable addresses and facsimile numbers or email addresses set forth on Schedule I or to the Viasystems Parties at the address set forth below or, in each case, to such other address and/or facsimile number as may be furnished in writing to the other parties hereto:
          If to the Viasystems Parties:
Viasystems Group, Inc.
101 South Hanley Road, Suite 400
St. Louis, Missouri 63105
Attention: General Counsel
Facsimile: 314-746-2251
          with a copy to:
Weil, Gotshal & Manges LLP.
200 Crescent Court, Suite 300
Dallas, Texas 75201
Attention: R. Scott Cohen
Facsimile: 214-746-7777
          c. Titles and Headings. The section headings herein are for convenience only and shall not affect the construction hereof.
          d. Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which together shall constitute but one and the same instrument. Multiple counterparts of this Agreement may be delivered via telecopier or other electronic means, with the intention that they shall have the same effect as an original counterpart hereof.
          e. Governing Law; Jurisdiction; Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to any choice of law rules (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other

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than the State of New York. Each party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
          f. Entire Agreement. This Agreement, including the Schedule and the Annex hereto (which are an integral part hereof) and the non-disclosure agreements previously entered into by each Noteholder embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.
          g. Remedies Cumulative. Except as otherwise provided herein, all rights and remedies of the parties under this Agreement are cumulative and without prejudice to any other rights or remedies available at law.
          h. No Survival. The representations, warranties and agreements in this Agreement shall terminate on the Closing or upon termination of this Agreement in accordance with Section 8, except that the agreements set forth in Sections 6 and 9 hereof shall survive the Closing.
          i. Word Meanings. The words such as “herein,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural, and vice versa, unless the context otherwise requires. The masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.
          j. Parties in Interest; Assignment. This Agreement binds and inures solely to the benefit of each party hereto and its successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may not be assigned by any party without the prior written consent of the other parties (which consent shall not be unreasonably withheld) except that this Agreement may be assigned without any

12

such written consent to (i) an affiliate of a Noteholder that agrees to be bound by the terms of this Agreement; provided that prompt notice of such assignment to an affiliate is provided to Group and (ii) an assignee, transferee, donee or distributee for purposes of Sections 6(a) and 6(b) hereof. Any purported assignment without consent as required by this Section 9(j) shall be null and void.
          k. Severability. In the event that one or more provisions of this Agreement shall be deemed or held to be invalid, illegal or unenforceable in any respect under any applicable law, this Agreement shall be construed with the invalid, illegal or unenforceable provision deleted, and the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.
          l. Further Assurances. From time to time, as and when requested by either party, the other party will execute and deliver, or cause to be executed and delivered, all such documents and instruments as may be reasonably necessary to consummate the transactions contemplated by this Agreement.
          m. Payment of Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.
          n. Specific Performance. It is understood and agreed by the parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by the Viasystems Parties or the Noteholders, as applicable, and the non-breaching party of the Viasystems Parties or the Noteholders, as applicable, shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.
          o. Confidential Information. For purposes of confidentiality, Schedule II shall be redacted from the copy of this Agreement received by each Noteholder, other than the Noteholders that are referenced on Schedule II. Notwithstanding anything to the contrary above, the Viasystems Parties shall receive a non-redacted copy of this Agreement.
          p. Independent Nature of the Noteholders’ Obligations and Rights. The obligations of each Noteholder under this Agreement and any other documents or agreements relating to the transactions contemplated by this Agreement are several and not joint with the obligations of the other Noteholders, and such Noteholder shall not be responsible in any way for the performance of the obligations of the other Noteholders under this Agreement or any documents relating to the transactions contemplated by this Agreement. Nothing contained herein, or in any other documents relating to this Agreement, and no action taken by any of the Noteholders pursuant hereto or thereto, shall be deemed to constitute the Noteholders as, and the Viasystems Parties acknowledge that the Noteholders do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Noteholders are in any way acting in concert or as a group, and the Viasystems Parties will not assert any such claim and the Viasystems Parties acknowledge that the Noteholders are not acting in concert or as a group with respect to such obligations or the transactions contemplated

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by this Agreement and the documents relating to the transactions contemplated by this Agreement.
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GROUP: VIASYSTEMS GROUP, INC.
By:	/s/ Gerald G. Sax
	Name:	Gerald G. Sax
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO
NOTE EXCHANGE AGREEMENT

COMPANY: MAPLE ACQUISITION CORP.
By:	/s/ Gerald G. Sax
	Name:	Gerald G. Sax
	Title:	Treasurer and Chief Financial Officer

SIGNATURE PAGE TO
NOTE EXCHANGE AGREEMENT

NOTEHOLDERS: FIDELITY FINANCIAL TRUST: FIDELITY CONVERTIBLE SECURITIES FUND
By:	/s/ Gary Ryan
	Name:	Gary Ryan
	Title:	Assistant Treasurer

SIGNATURE PAGE TO
NOTE EXCHANGE AGREEMENT

LC CAPITAL MASTER FUND, LTD
By:	/s/ Richard F. Conway
	Name:	Richard F. Conway
	Title:	Director

SIGNATURE PAGE TO
NOTE EXCHANGE AGREEMENT

HIGHBRIDGE INTERNATIONAL LLC By: Highbridge Capital Management, LLC, its trading manager
By:	/s/ Mark J. Vanacore
	Name:	Mark J. Vanacore
	Title:	Managing Director

SIGNATURE PAGE TO
NOTE EXCHANGE AGREEMENT

OAKTREE CAPITAL MANAGEMENT, L.P., in its capacity as the general partner or investment manager of the Noteholders set forth on Schedule II to this Agreement
By:	/s/ Andrew Watts
	Name:	Andrew Watts
	Title:	Managing Director

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director & Associate General Counsel

SIGNATURE PAGE TO
NOTE EXCHANGE AGREEMENT

THE MAINSTAY FUNDS, on behalf of its series, MAINSTAY CONVERTIBLE FUND By: MacKay Shields LLC, its investment adviser
By:	/s/ Lucille Protas
	Name:	Lucille Protas
	Title:	Senior Managing Director

SIGNATURE PAGE TO
NOTE EXCHANGE AGREEMENT

MAINSTAY VP SERIES FUND INC., on behalf of its portfolio, MAINSTAY VP CONVERTIBLE FUND By: MacKay Shields LLC, its investment adviser
By:	/s/ Lucille Protas
	Name:	Lucille Protas
	Title:	Senior Managing Director

SIGNATURE PAGE TO
NOTE EXCHANGE AGREEMENT

QVT FUND LP By: QVT Associates GP LLC, its general partner
By:	/s/ Tracy Fu
	Name:	Tracy Fu
	Title:	Managing Member

SIGNATURE PAGE TO
NOTE EXCHANGE AGREEMENT

QUINTESSENCE FUND LP By: QVT Associates GP LLC, its general partner
By:	/s/ Tracy Fu
	Name:	Tracy Fu
	Title:	Managing Member

SIGNATURE PAGE TO
NOTE EXCHANGE AGREEMENT

ANNEX A
REGISTRATION RIGHTS
     1. Definitions.
          Capitalized terms used and not otherwise defined in this Annex A shall have the meanings given such terms in the Note Exchange Agreement. As used in this Annex A, the following terms shall have the following meanings:
          “Board” shall have meaning set forth in Section 3(e).
          “Business Day” means a day except a Saturday, a Sunday or other day on which the Commission or banks in the City of New York are authorized or required by law to be closed.
          “Closing Date” means the date of the closing of the Merger Agreement.
          “Commission” means the U.S. Securities and Exchange Commission.
          “Common Stock” means Group’s common stock, par value $0.01 per share.
          “Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
          “Effectiveness Date” means with respect to the Registration Statement the earlier of (a) the Closing Date or (b) the date which is within three (3) Business Days of the date on which the Commission informs Group that (i) the Commission will not review the Registration Statement or (ii) Group may request the acceleration of the effectiveness of the Registration Statement and Group makes such request; provided, however, that notwithstanding clause (b), the Effectiveness Date shall be no earlier than the Closing Date; provided further, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.
          “Effectiveness Period” shall have the meaning set forth in Section 2(a).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Filing Date” means a date as soon as reasonably practicable, and in any event no later than thirty (30) days following the filing of the S-4 Registration Statement.
          “Group” means Viasystems Group, Inc., a Delaware corporation.
          “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

          “Holders’ Counsel” means one legal counsel designated by the Stock/Cash Electing Noteholders that will hold a majority in interest of the Acquired Shares.
          “Indemnified Party” shall have the meaning set forth in Section 5(c).
          “Indemnifying Party” shall have the meaning set forth in Section 5(c).
          “Losses” shall have the meaning set forth in Section 5(a).
          “Merger Agreement” means Agreement and Plan of Merger, dated as of the date hereof, by and among Group, Maple Acquisition Corp. and Merix Corporation.
          “Note Exchange Agreement” means that certain Note Exchange Agreement, dated October 6, 2009, by and among Group, Maple Acquisition Corp. and the Holders.
          “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.
          “Registrable Securities” means the Acquired Shares issued pursuant to the Note Exchange Agreement and issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
          “Registration Statement” means the registration statement and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.
          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          “Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Securities Act” means the Securities Act of 1933, as amended.
          “S-4 Registration Statement” means the Registration Statement issued on Form S-4 to be filed with the Commission with respect to the Common Stock issued in exchange for common shares held by Maple shareholders as required by the Merger Agreement.
          “Trading Day” means a day on which the NASDAQ Global Market or another national securities exchange on which the Common Stock is then listed or admitted to trading is open for the transaction of business.
     2. Resale Registration.
          (a) On or prior to the Filing Date, Group shall prepare and file with the Commission a “resale” Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis for a period of one (1) year from the Closing Date pursuant to Rule 415. The Registration Statement shall be on Form S-1 (or such other appropriate form as determined by Group in accordance with the Securities Act and the rules promulgated thereunder). Such Registration Statement shall cover to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Group shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement and (ii) use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event on the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act for the period of one (1) year from the Closing Date (the “Effectiveness Period”).
          (b) Notwithstanding anything to the contrary set forth in this Section 2, in the event the Commission does not permit Group to register all of the Registrable Securities in the Registration Statement because of the Commission’s application of Rule 415 or the Commission requires Group to either exclude shares held by certain Holders or deem such Holders to be underwriters with respect to their Registrable Securities, Group shall register in the Registration Statement such number of Registrable Securities as is permitted by the Commission without naming such Holder as an underwriter (unless such Holder agrees to be named as an underwriter). In the event the Commission does not permit Group to register all of the

Registrable Securities in the initial Registration Statement, Group shall use its commercially reasonable efforts to file subsequent Registration Statements to register the Registrable Securities that were not registered in the initial Registration Statement as promptly as possible and in a manner permitted by the Commission.
     3. Registration Procedures.
          (a) In connection with Group’s registration obligations hereunder, Group shall:
          (i) Not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference) in accordance with Section 2(a), Group shall (i) furnish to the Holders and the Holders’ Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders and such Holders’ Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Holders’ Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Unless otherwise advised by outside counsel to Group, Group shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or the Holders’ Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.
          (ii) (A) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the Securities Act all of the Registrable Securities; (B) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (C) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; (D) file the final prospectus pursuant to Rule 424 of the Securities Act; and (E) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
          (iii) Notify the Holders and the Holders’ Counsel as promptly as possible (and, in the case of (A)(1) below, not less than five (5) days prior to such filing, and in the case of (C) below, on the same day of receipt by Group of such notice from the

Commission) and (if requested by any such Person) confirm such notice in writing no later than two (2) Business Days following the day (A)(1) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed, (2) when the Commission notifies Group whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (3) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (D) of the receipt by Group of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (E) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (iv) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the prompt withdrawal of, (A) any order suspending the effectiveness of the Registration Statement or (B) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
          (v) If requested by the Holders of a majority in interest of the Registrable Securities, (A) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as Group reasonably agrees should be included therein and (B) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after Group has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
          (vi) Furnish to each Holder and the Holders’ Counsel, without charge, at least one (1) conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission (all of which documents may be furnished in electronic format).

          (vii) Promptly deliver to each Holder and the Holders’ Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and Group hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
          (viii) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders and the Holders’ Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that Group shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject Group to any material tax in any such jurisdiction where it is not then so subject.
          (ix) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends (provided that the issuance of such unlegended certificates is in compliance with applicable securities laws), and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request in writing at least five (5) Business Days prior to any sale of Registrable Securities.
          (x) Upon the occurrence of any event contemplated by Section 3(a)(iii)(E), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (xi) Use its commercially reasonable efforts to cause the Registrable Securities relating to the Registration Statement to be listed on the Nasdaq Stock Market LLC.
          (xii) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders all documents filed or required to be filed with the Commission, including, but not limited, to, earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any twelve (12)-month period (or ninety (90) days after the end of any twelve (12)-month period if such period is a fiscal year) commencing on the first (1st) day of the first (1st) fiscal quarter of Group after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.
          (b) Group may require each selling Holder to furnish to Group information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and Group may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.
          (c) Each Holder covenants and agrees that it will not sell any Registrable Securities under the Registration Statement until it has electronically filed the Prospectus as then amended or supplemented as contemplated in Section 3(a)(vii) and notice from Group that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(a)(iii).
          (d) Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from Group of the occurrence of any event of the kind described in Section 3(a)(iii)(B), 3(a)(iii)(C), 3(a)(iii)(D), 3(a)(iii)(E) or 3(e), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(a)(x), or until it is advised in writing by Group that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.
          (e) If (i) there is material non-public information regarding Group which Group’s board of directors (the “Board”) reasonably determines not to be in Group’s best interest to disclose and which Group is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to Group which the Board reasonably determines not to be in Group’s best interest to disclose, or (iii) Group is required to file a post-effective amendment to the Registration Statement to incorporate Group’s quarterly and annual reports and audited financial statements on Forms 10-Q and 10-K, then Group may (A) postpone or suspend filing of a registration statement for a period not to exceed thirty (30) consecutive days or (B) postpone or suspend effectiveness of a registration statement for a period not to exceed twenty (20) consecutive days; provided that Group may not postpone or suspend effectiveness of a registration statement under this Section 3(e) for more than forty-five (45) days in the aggregate during any three hundred sixty (360) day period; provided, however, that no such postponement or suspension shall be permitted for consecutive twenty (20) day periods arising out of the same set of facts, circumstances or transactions.

     4. Registration Expenses. All fees and expenses incident to the preparation of the Registration Statement (the “Registration Expenses”), including, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with the Nasdaq Stock Market LLC, (ii) with respect to filing fees required to be paid to the Financial Industry Regulatory Authority, Inc. and (iii) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for Group, (e) Securities Act liability insurance, if Group so desires such insurance, and (f) fees and expenses of all other Persons retained by Group in connection with the preparation of the Registration Statement or any additional Registration Statement, including, without limitation, Group’s and Merix’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters), shall be borne by Group whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement, provided that in no event shall Registration Expenses include any underwriting discounts or commissions or transfer taxes or the fees and expenses of the Holders’ Counsel.
     5. Indemnification.
          (a) Indemnification by Group. Group shall indemnify and hold harmless each Holder, the officers, directors, managers, partners, members, shareholders, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder or such other Indemnified Party (as defined below) furnished in writing to Group by such Holder expressly for use therein. Group shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which Group is aware in connection with the transactions contemplated by this Annex A.

          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless Group, its directors, officers, agents and employees, each Person who controls Group (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder or other Indemnifying Party to Group specifically for inclusion in the Registration Statement or such Prospectus. Notwithstanding anything to the contrary contained in this Annex A, each Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.
          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify promptly the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Annex A, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable and documented out of pocket fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
          (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other hand. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.
          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. Notwithstanding anything to the contrary contained herein, the Holders shall be liable under this

Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.
          6. Rule 144. During the Effectiveness Period, Group covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Group after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.